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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  March 08, 2002
                                                          --------------

                              Thomas Group, Inc.
                              ------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

       0-22010                                           72-0843540
       -------                                           ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)

                      5221 N. O'Connor Blvd., Suite 500
                      ---------------------------------
              Irving, Texas                                 75039
              -------------                                 -----
(Address of Principal Executive Offices)                  (Zip Code)

                                (972) 869-3400
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)







                    The Index to Exhibits is on Page 4 of 5
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ITEM 9.  REGULATION FD DISCLOSURE.

                           REFERENCE EXHIBIT 99.A.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Thomas Group, Inc.
                                       ------------------
                                          (Registrant)

Date:  March 4, 2002
       -------------

       By:  /s/ John R. Hamann
          -------------------------------
          John R. Hamann,
          President & Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit Number     Description                          Sequential Page Number
--------------     -----------                          ----------------------
   99.A            Press release dated March 4, 2002               5